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                                                                    EXHIBIT 24.1

                      BANKERS TRUST NEW YORK CORPORATION
                      ----------------------------------
                               POWER OF ATTORNEY
                               -----------------

                KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation (the "Corporation"), a New York corporation, hereby appoints each of Frank N.
Newman, George J. Vojta, Richard H. Daniel, Garret G. Thunen, Duncan P. Hennes and James T. Byrne, Jr. his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and the Trust Indenture Act of 1939, as amended (collectively, "the Acts") and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Acts of the securities of the Corporation in with the public offering of such securities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement to be filed with the Securities and Exchange Commission to any and all amendments, including pre- and post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as part of or in connection with the said Registration Statement or amendments thereto: HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

October 28, 1996                              Bankers Trust New York Corporation


                                              By        /s/ FRANK N. NEWMAN
                                                --------------------------------
                                                        Frank N. Newman
                                                        Chairman of the Board

/s/ FRANK N. NEWMAN
--------------------------------
Frank N. Newman
Chairman of the Board of Directors
(Principal Executive Officer)



/s/ RICHARD H. DANIEL
--------------------------------
Richard H. Daniel
Executive Vice President, Chief Financial
Officer and Controller
(Principal Financial Officer)



/s/ GEOFFREY M. FLETCHER
--------------------------------
Geoffrey M. Fletcher
Senior Vice President and
Principal Accounting Officer

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                                     - 2 -

                                                                October 28, 1996



/s/ GEORGE B. BEITZEL
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George B. Beitzel                               Director



/s/ PHILLIP A. GRIFFITHS
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Phillip A. Griffiths                            Director



/s/ WILLIAM R. HOWELL
----------------------------------
William R. Howell                               Director



/s/ JON M. HUNTSMAN
----------------------------------
Jon M. Huntsman                                 Director




----------------------------------
Vernon E. Jordan                                Director



/s/ HAMISH MAXWELL
----------------------------------
Hamish Maxwell                                  Director



/s/ N.J. NICHOLAS JR.
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N.J. Nicholas Jr.                               Director



/s/ RUSSELL E. PALMER
----------------------------------
Russell E. Palmer                               Director




----------------------------------
Donald L. Staheli                               Director

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                                     - 3 -

                                                                October 28, 1996




/s/ PATRICIA C. STEWART
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Patricia C. Stewart                                     Director



/s/ GEORGE J. VOJTA
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George J. Vojta                                         Director



/s/ PAUL A. VOLCKER
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Paul A. Volcker                                         Director